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                                                                    EXHIBIT 10.2

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of June __, 2006, by and among Innuity, Inc., a Utah corporation (the "Company"), and the purchasers listed on the Schedule of Purchasers (the "Schedule of Purchasers") attached as Exhibit A hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder, including Regulation D and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, Notes in the principal amounts and Warrants for the number of shares, each as set forth opposite each Purchaser's name on the Schedule of Purchasers and as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

            "Action" shall have the meaning ascribed to such term in Section 3.1(j).

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

            "Agreement" shall have the meaning ascribed to such term in the preamble.

            "Closing" shall have the meaning ascribed to such term in Section 2.2(b).

            "Closing Date" shall have the meaning ascribed to such term in
      Section 2.2(b).

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock of the Company, par value $0.00025 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

            "Company" shall have the meaning ascribed to such term in the preamble.

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            "Company Counsel" means DLA Piper Rudnick Gray Cary US LLP.

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Notes and any shares of Common Stock issued as payment for accrued interest on the Notes.

            "Disclosure Schedules" means the Disclosure Schedules of the Company delivered concurrently herewith.

            "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "GAAP" shall have the meaning ascribed to such term in Section
      3.1(h).

            "Initial Closing" shall have the meaning ascribed to such term in
      Section 2.2(a).

            "Initial Closing Date" shall have the meaning ascribed to such term in Section 2.2(a).

            "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(n).

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

            "Notes" means collectively the convertible secured promissory notes, convertible into shares of Common Stock, in substantially the form of Note attached as Exhibit B hereto.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Purchase Price" shall have the meaning ascribed to such term in
      Section 2.2 and means, as to each Purchaser, the aggregate amount to be paid for Notes and Warrants purchased hereunder as specified opposite such Purchaser's name on the Schedule of Purchasers," in United States Dollars and in immediately available funds.

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            "Purchaser" shall have the meaning ascribed to such term in the preamble.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit C attached hereto.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Conversion Shares and the Warrant Shares.

            "Required Approvals" shall have the meaning ascribed to such term in
      Section 3.1(e).

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Schedule of Purchasers" shall have the meaning ascribed to such term in the preamble.

            "SEC Reports" shall have the meaning ascribed to such term in
      Section 3.1(h).

            "Securities" means the Notes, the Warrants, the Conversion Shares and the Warrant Shares.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Security Agreement" shall have the meaning ascribed to such term in
      Section 2.1(c).

            "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act.

            "Subsequent Closing" shall have the meaning ascribed to such term in
      Section 2.2(b).

            "Subsequent Purchaser" shall have the meaning ascribed to such term in Section 2.2(b).

            "Subsidiary" means any subsidiary of the Company.

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital

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      Market, the American Stock Exchange, the New York Stock Exchange, the
      Nasdaq National Market or the OTC Bulletin Board.

            "Transaction Documents" means this Agreement, the Notes, the Warrants, the Security Agreement and the Registration Rights Agreement.

            "Warrants" means collectively the warrants to purchase shares of Common Stock issued in connection with the Notes.

            "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants, in substantially the form of Warrant attached as Exhibit D hereto.

                                   ARTICLE II.
                                PURCHASE AND SALE

      2.1 Purchase and Sale of Notes and Warrants.

            (a) Upon the terms and subject to the conditions set forth herein, the Company shall sell, and each Purchaser shall purchase in the aggregate, severally and not jointly, the Notes in the aggregate principal amount up to Four Million Dollars ($4,000,000), or such greater amount as determined by the Company.

            (b) Upon the terms and subject to the conditions set forth herein, the Purchasers shall be issued Warrants to purchase Two Hundred (200) of shares of Common Stock for each One Thousand Dollars ($1,000) of Notes purchased by such Purchaser. The Warrants shall have an initial exercise price per share of $0.01, and shall expire on the earlier of (i) two (2) years from the date hereof, or (ii) thirty days after the closing bid price of the Common Stock is greater than $3.00 per share for twenty (20) consecutive trading days and the average daily trading volume of the Common Stock exceeds 40,000 shares for such twenty-day period.

            (c) Payment of the Notes shall be secured pursuant to the form of Security Agreement attached hereto as Exhibit E (the "Security Agreement").

      2.2 Initial Closing; Subsequent Closing.

            (a) Subject to the terms and conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, agree to purchase the Notes and Warrants in the aggregate principal amount (the "Purchase Price") set forth opposite such Purchaser's name on the Schedule of Purchasers, up to an aggregate Purchase Price of Four Million Dollars ($4,000,000) , or such greater amount as determined by the Company. The initial closing of the sale and issuance of the Notes and Warrants (the "Initial Closing") shall take place at the offices of Company Counsel on the earlier to occur of (a) the date the Company has received commitments for not less than $500,000 in principal amount of Notes or (ii) such date as shall be mutually acceptable to the Company and the Purchasers (the "Initial Closing Date"). At the Initial Closing, upon satisfaction of the conditions set forth in Sections 2.3 and 2.4, each Purchaser shall deliver to the Company via wire transfer immediately available funds equal to its respective Purchase Price and the Company shall deliver to each Purchaser its respective Notes

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and Warrants as set forth on the Schedule of Purchasers and the other items set forth in Section 2.3 deliverable at the Initial Closing.

            (b) Subject to the terms and conditions set forth in this Agreement, the Company will have the right for a period of ninety (90) days following the Initial Closing to sell up to the balance of the Notes and Warrants not sold at the Initial Closing to Purchasers (each, a "Subsequent Purchaser"). Any such sale shall be made on the same terms and conditions as those set forth herein, and each Subsequent Purchaser shall become a party to this Agreement (and Exhibit A hereto shall be amended to include such Subsequent Purchaser), the Security Agreement and the Registration Rights Agreement by affixing their signatures hereto and thereto, and shall have the rights and obligations, and be treated as, a Purchaser hereunder and thereunder. The Initial Closing and the subsequent closings in accordance with this Section 2.2(b) (a "Subsequent Closing") are referred to herein as the "Closing." The Initial Closing Date and the date of any Subsequent Closing are referred to herein as the "Closing Date". Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to effect any Subsequent Closing.

      2.3 Deliveries.

            (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) this Agreement duly executed by the Company;

                  (ii) a Note (in such denominations as such Purchaser may
            request) in the principal amount set forth opposite such Purchaser's name on the Schedule of Purchasers;

                  (iii) a Warrant registered in the name of such Purchaser to purchase up to the number of shares of Common Stock set forth opposite such Purchaser's name on the Schedule of Purchasers;

                  (iv) the Registration Rights Agreement, duly executed by the
            Company; and

                  (v) the Security Agreement, duly executed by the Company.

            (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's Purchase Price by wire transfer to the account as specified in writing by the Company;

                  (iii) the Registration Rights Agreement duly executed by such
            Purchaser; and

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                  (iv) the Security Agreement, duly executed by such Purchaser.

      2.4 Closing Conditions.

            (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived:

                  (i) all of the representations and warranties of the
            Purchasers set forth in this Agreement that are qualified as to materiality shall be true and complete in all respects and each representation or warranty that is not so qualified shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date;

                  (ii) all obligations, covenants and agreements of the
            Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Purchasers of the items set forth in
            Section 2.3(b) of this Agreement.

            (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met or waived:

                  (i) all of the representations and warranties of the Company set forth in this Agreement that are qualified as to materiality shall be true and complete in all respects and each representation or warranty that is not so qualified shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date;

                  (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Company of the items set forth in
            Section 2.3(a) of this Agreement; and

                  (iv) from the date hereof to the Closing Date, trading in the
            Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules"), which Disclosure Schedules shall be deemed a part

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hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

            (a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are as disclosed in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

            (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized and validly existing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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            (d) No Conflicts. The execution, delivery and performance of the
      Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or constitute a default under any material agreement, credit facility, debt or other instrument, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations); except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

            (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section
      4.3 of this Agreement, (ii) filings required pursuant to any state securities laws, rules or regulations, (iii) the filing with the Commission of the Registration Statement or any other registration provisions provided in the Registration Rights Agreement, (iv) application(s) to each applicable Trading Market for the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (v) the filing of Form D with the Commission and such other filings, consents and approvals which may be required to be made under applicable state and federal securities laws, rules or regulations (collectively, the "Required Approvals").

            (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the terms of the applicable Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants.

            (g) Capitalization. The capitalization of the Company is as disclosed in the SEC Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements

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      with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.

            (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one-year period preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports"). As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (i) Material Changes. Since December 31, 2005, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

            (j) Litigation. Except as specifically disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity

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      or enforceability of any of the Transaction Documents or the Securities or
      (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company, nor any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

            (k) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (l) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (m) Certain Fees. Except as set forth on Schedule 3.1(m) attached hereto, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. To the knowledge of the Company, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

            (n) Private Placement. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

            (o) Registration Rights. Except as disclosed in the SEC Reports, other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

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            (p) Listing and Maintenance Requirements. The Company's Common Stock
      is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

            (q) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser and no further consent or authorization of such Purchaser or its board of directors, shareholders, or partners, as the case may be, is required. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) Own Account. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

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

      Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8)
      under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (e) General Solicitation. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which Purchaser was invited by any of the foregoing means of communication, or any other general solicitation or general advertisement.

            (f) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof ("Discussion Time"). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

            (g) Rule 144. Each Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

            (h) Certain Fees. The Purchasers have not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

            (i) Independent Investment. No Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. For reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby.

      The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Transfer Restrictions.

            (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in substantially the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

            (c) The Company agrees that at such time as such legend is no longer required under Rule 144(k), it will, as soon as practicable, upon a Purchaser's request, following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Conversion Shares or Warrant Shares, as the case may be, issued with a restrictive legend, accompanied by detailed written instructions, deliver or cause to be delivered to the Company's transfer agent irrevocable instructions instructing the transfer agent to deliver, a certificate representing such shares that is free from such restrictive legends.

            (d) Each Purchaser, severally and not jointly with the other Purchasers, will offer and sell any and all Securities pursuant to all applicable federal and state securities laws, including pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and agrees that the removal of the restrictive legend from certificates representing

      Securities as set forth in this Section 4.1 will be predicated upon the Company's receipt of Purchaser's and such Purchaser's broker's representation, as applicable, at the time such legend removal is requested, that such legend removal is in compliance with Rule 144(k).

      4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to file all periodic reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such commercially reasonable further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.3 Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m. Eastern time within two (2) Trading Days following the Closing Date, issue a press release describing all material terms of the transaction contemplated by this Agreement, and, within four (4) Trading Days of the Closing Date, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, and which shall attach the Transaction Documents thereto. No Purchaser shall issue any press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld.

      4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and other general corporate purposes. 4.5 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Conversion Shares pursuant to any conversion of the Notes and Warrant Shares pursuant to any exercise of the Warrants.

      4.6 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date or the first anniversary of the Closing Date) to use commercially reasonable efforts to list all of the Conversion Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Conversion Shares and Warrant Shares, and will use its commercially reasonable efforts to cause all of the Conversion Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible.

      4.7 Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period after the Discussion Time and ending at the time that the transactions contemplated by this

Agreement are first publicly announced as described in Section 4.3. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.3, such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

                                   ARTICLE V.
                                 MISCELLANEOUS

      5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

      5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto prior to 5:30 p.m. (Seattle time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on Exhibit A attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Seattle time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on Exhibit A attached hereto.

      5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers representing a majority of the Conversion Shares then outstanding; provided, however, that in the event the Company shall deliver written notice to a Purchaser with respect to a requested waiver or amendment, such Purchaser shall be deemed to have consented and agreed to such amendment or waiver if such Purchaser does not provide written notice to the Company indicating such Purchaser's non-consent within ten (10) days of delivery by the Company of such written notice. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

      5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in King County, Washington. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in King County, Washington for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.9 Survival. The representations, warranties and covenants contained herein shall survive the Closing and the delivery of the Securities.

      5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

      5.13 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            (Signature Pages Follow)

      IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INNUITY, INC.                           Address for Notice:

By: ________________________________    8644 154th Avenue NE
    Name: __________________________    Redmond, Washington 98052
    Title: _________________________    (425) 497-9909
                                        Fax: (425) 278-1209

With a copy to (which shall not constitute notice):

DLA Piper Rudnick Gray Cary US LLP
701 Fifth Avenue, Suite 7000
Seattle, Washington 98104
Attn: Michael Hutchings
(206) 839-4800
Fax: (206) 839-4801

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                   [PURCHASER SIGNATURE PAGES TO INNUITY, INC.
                         SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: _______________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Email Address of Purchaser:________________________________________________
Fax Number of Purchaser: _________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

           PRINCIPAL AMOUNT      COMMON
PURCHASER     OF NOTES       STOCK  WARRANTS
---------  ----------------  ---------------
---------  ----------------  ---------------

---------  ----------------  ---------------

---------  ----------------  ---------------

---------  ----------------  ---------------

---------  ----------------  ---------------

---------  ----------------  ---------------

---------  ----------------  ---------------

---------  ----------------  ---------------

---------  ----------------  ---------------
  TOTAL    $   4,000,000.00          800,000
---------  ----------------  ---------------

                                    EXHIBIT B

                                  FORM OF NOTE

                                    EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT D

                                 FORM OF WARRANT

                                    EXHIBIT E

                           FORM OF SECURITY AGREEMENT